COMMUNITY BANCORP INC.

Investor Presentation

CMBC™
NASDAQ
LISTED

COMMUNITY BANCORP INC.

Certain statements contained in this presentation, including, without limitation, statements containing the words "believes", "anticipates", "intends", and "expects", and words of similar import, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company's business, and other factors referenced in this report. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

CMBC
NASDAQ LISTED

Overview of Community Bancorp

CMBC
NASDAQ
LISTED

Company Overview

- Largest independent community bank focused on the high growth markets of northern San Diego County & southern Riverside County with approximately $440 million in Assets.
- Five branch locations along the attractive I-15 corridor
- Focused on building business core deposit relationships

Company Overview

- Strength in generating quality assets
- SBA Preferred lender in California, Arizona, Oregon & Nevada
- Excellent credit quality
  - Average net chargeoffs to average loans over the last 5 years is 0.13%
  - Current NPAs, net of gov't guarantees to total Assets are 0.33%

CMBC NASDAQ LISTED

Company Overview

- A focus on growth in core deposits, an expanding net interest margin and exceptional loan growth has led to increased profits and higher ROEs.

EPS



0.40
0.35
0.30
0.25
0.20
0.15
0.10
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03

ROE



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03

CMBC
NASDAQ
LISTED

Experienced Management Team

Management	Position	Years of Experience
Gary Deems	Chairman	30+
Tom Swanson[(1)]	Chief Executive Officer	30+
Mike Perdue[(1)]	President & Chief Operating Officer	25+
Bruce Mills	Chief Financial Officer	20+
Don Murray	Chief Credit Officer	20+
Gary Youmans	EVP & Head of SBA	30+
Michael Patterson	Chief Administrative Officer	25+

(1) Tom Swanson will be retiring at the end of the year at which time Mike Perdue will assume the title of President and Chief Executive Officer.

CMBC NASDAQ LISTED

Corporate Strategy

- Enhance profitability and expand the community banking franchise
- Maintain high credit quality
- Increase core deposits and lower cost of funds
- Continue to manage capital efficiently

CMBC
NASDAQ
LISTED

Attractive Marketplace: Branches


New branch to open in 2004
Los Angeles
Pasadena
Santa Ana
Huntington Beach
Laguna Beach
San Clemente
Murrieta
Temecula
Fallbrook
Camp Pendleton Marine Corps Base
Oceanside
Carlsbad
Vista
San Marcos
Escondido
Encinitas
San Diego
Chula Vista
Coronado
Riverside
San Bernardino
Pacific Ocean
CALIFORNIA
RIVERSIDE
SAN DIEGO
© 2001 Microsoft Corp. All rights

CMBC
NASDAQ
LISTED

Attractive Marketplace

- In terms of population, San Diego and Riverside counties are among the top ten fastest growing counties in the U.S.

10 Fastest-Growing Counties in U.S. by Numerical Increase: April 1, 2000 to July 1, 2002

Rank	County Name	State	Percent Increase	Numerical Increase	July 1, 2002 Estimated Population
1	Los Angeles	California	3.02%	287,239	9,806,577
2	Maricopa	Arizona	7.54%	231,727	3,303,876
3	Harris	Texas	4.60%	156,477	3,557,055
4	**Riverside**	**California**	**9.95%**	**153,725**	**1,699,112**
5	Clark	Nevada	10.64%	146,399	1,522,164
6	San Bernardino	California	6.24%	106,638	1,816,072
7	**San Diego**	**California**	**3.30%**	**92,827**	**2,906,660**
8	Orange	California	3.24%	92,218	2,938,507
9	Broward	Florida	5.30%	86,100	1,709,118
10	Sacramento County	California	6.67%	81,583	1,305,082

Source: U.S. Census

CMBC NASDAQ LISTED

Attractive Marketplace

- Community plans to open its next branch in Murrieta


SOUTHWEST RIVERSIDE COUNTY

THE CALIFORNIAN

AN EDITION OF THE NORTH COUNTY TIMES

Visit us online @ www.californian.com

THURSDAY

Murrieta fastest growing city in state

■ 36 percent growth rate puts city on top of list

- San Diego county averaged 4.3% unemployment in 2002 vs. 6.2% for the U.S.

CMBC NASDAQ LISTED

Deposit Market Share

- Community is the #1 community bank in its market

In CMBC's Cities Served

Rank	Institution	Type	Branch Count	Total Deposits in Market ($000)	Total Market Share (%)
1	Washington Mutual Inc. (WA)	Thrift	8	910,862	22.41
2	Wells Fargo & Co. (CA)	Bank	13	600,299	14.77
3	Bank of America Corp. (NC)	Bank	8	474,360	11.67
4	Community Bancorp Inc. (CA)	Bank	5	340,526	8.38
5	UnionBanCal Corp. (CA)	Bank	4	220,980	5.44
6	Zions Bancorp. (UT)	Bank	4	220,388	5.42
7	U.S. Bancorp (MN)	Bank	4	180,446	4.44
8	Citigroup Inc. (NY)	Bank	6	176,593	4.34
9	Temecula Valley Bancorp Inc. (CA)	Bank	3	164,562	4.05
10	Downey Financial Corp. (CA)	Thrift	2	117,916	2.90
11	FBOP Corp. (IL)	Bank	1	114,259	2.81
12	La Jolla Bancorp Inc. (DE)	Thrift	1	99,504	2.45
13	First Republic Bank (CA)	Bank	1	86,177	2.12
14	First Community Bancorp (CA)	Bank	2	82,214	2.02
15	1st Centennial Bancorp (CA)	Bank	1	68,166	1.68
8 Other Banks and Thrifts			11	207,675	5.11
	Totals	23	74	4,064,927	100.00

Source: SNL Securities Branch Migration; Combined deposit market share in Bonsall, Fallbrook, Escondido, Vista & Temecula.

CMBC NASDAQ LISTED

Business Lines


Community Bancorp Inc.
Banking Division
SBA Division

CMBC
NASDAQ
LISTED

Net Income Breakout of Banking and SBA Divisions



($000s)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$(100)
$107
$483
$(39)
$752
$294
$481
$362
$566
$519
$605
$841
$522
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
Banking Division Net Income
SBA Division Net Income

CMBC NASDAQ LISTED

Banking Division

- Superior Asset Generation Capabilities
  - Business loans
  - Commercial real estate loans
  - Construction
  - Small aircraft loans
- Growing Core Deposit Base
  - Focus on business transaction accounts
  - Develop marketing strategies targeting business customers
  - Big bank products, community bank service
- Operating in a Consolidated Market

Banking Division
Transaction Deposit Growth



($000s)
CAGR = 15%
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Checking
MMDA
Savings
+19%
1999
2000
2001
2002
2Q03

CMBC NASDAQ LISTED

Deposit Mix



Wholesale Deposits 13%
Demand 17%
Time Deposits > $100K 22%
MMDA & NOW 24%
Time Deposits < $100K 20%
Savings 4%

CMBC NASDAQ LISTED

Loan Portfolio



Other Consumer 0.8%
Commercial Loans 5.3%
Small Aircraft 7.8%
Construction 20.3%
1-4 Family Real Estate 2.9%
Consumer HELOCs 0.5%
SBA 26.1%
Commercial Real Estate 36.2%

CMBC NASDAQ LISTED

SBA Division

- Core solid business

- Exceptional growth in originations

- Preferred Lender with 2 Product Types:
  - 7(a)
  - 504

- Contributes three recurring revenue streams:
  - Interest income on retained loans
  - Gain on sale revenue
  - Servicing income on loans sold to others

SBA Originations by Loan Type


($000s)
$100,000
$80,000
$60,000
$40,000
$20,000
$-
7A
504
Loans Sold
1999
2000
2001
2002
6mos. 2003

Financial Performance

Financial Performance: Summary

- Exceptional 2003 performance

	2002	1Q 2003	2Q 2003
ROA	0.77%	1.07%	1.27%
ROE	16.0%	21.1%	24.1%
Net Interest Margin	4.40%	4.72%	4.98%
EPS	$0.84	$0.30	$0.36

- Expanding net interest margin driven primarily by lower cost of funds
- Consistent SBA gain on sale revenue between $1.0 and $1.5 million per quarter
- Excellent credit quality; the average net charge offs to average loans over the last 5 years is 0.13%

CMBC NASDAQ LISTED

Net Income



($000s)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
CAGR* = 34%
1999
2000
2001
2002
6mos. 2003
* 6 months ended 2Q03 annualized

Assets



($000s)
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
CAGR = 30%
1999
2000
2001
2002
2Q03

CMBC NASDAQ LISTED

Net Income by Quarter



($000s)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
+21%
+9%
+20%
+21%
+21%
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03

CMBC NASDAQ LISTED

Fully Diluted EPS by Quarter



($000s)
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.17
$0.20
$0.21
$0.26
$0.30
$0.36
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03

CMBC NASDAQ LISTED

Balance Sheet

($000s, except per share items)

Balance Sheet	1999	2000	2001	2002	2Q03	CAGR
Assets	$ 175,981	$ 280,696	$ 370,223	$ 415,698	$ 438,804	30%
Gross Loans	145,521	247,425	308,474	343,416	372,660	31%
Reserves	(1,119)	(1,988)	(2,788)	(3,945)	(4,530)	49%
Deposits	157,392	252,697	333,334	363,952	373,058	28%
Equity	11,337	12,236	16,501	20,573	23,464	23%
Balance Sheet Ratios						
Equity to Assets	6.4%	4.4%	4.5%	5.0%	5.3%	
Tier 1 Leverage Ratio	6.7%	5.9%	6.2%	6.8%	7.2%	
Tier 1 to RWA	7.8%	7.1%	7.7%	7.9%	8.0%	
Total Capital Ratio	8.7%	10.7%	10.3%	10.0%	9.8%	
Loans to Deposits	90.6%	92.7%	80.8%	79.8%	99.9%	
Reserves to Loans	0.8%	0.8%	0.9%	1.1%	1.2%	

CMBC NASDAQ LISTED

Income Statement

($000s, except per share items)

Income Statement	1999	2000	2001	2002	6mos. Ended 2Q03	CAGR*
Net Interest Income	8,544	11,370	12,724	16,120	9,645	23%
Gain on Sale of Loans	3,631	162	1,091	4,410	2,371	7%
Other Noninterest Income	1,852	2,016	1,868	2,091	1,195	7%
Noninterest Expense	10,829	11,017	12,328	15,504	8,357	11%
Loan Loss Provision	385	965	1,470	1,561	721	39%
Net Income	1,551	1,001	1,102	3,006	2,487	34%
EPS	$ 0.54	$ 0.35	$ 0.35	$ 0.84	$ 0.66	25%
Income Statement Ratios						
ROAA	1.02%	0.43%	0.34%	0.77%	1.17%	
ROAE	15.3%	8.6%	7.8%	16.0%	22.6%	
Net Interest Margin	6.23%	5.20%	4.18%	4.40%	4.89%	
Efficiency Ratio	77.9%	81.3%	78.6%	68.5%	63.3%	

* 2003 financials annualized for the CAGR

CMBC
NASDAQ
LISTED

Credit Quality

($000s)

	6 mos. Ended 6/30/03
Credit Quality	
NPLs	$2,621
NPAs	3,342
NPLs / Loans	0.70%
NPAs / Assets	0.76%
Loan Loss Allowance	4,530
NCOs / Avg. Loans	0.07%
Loan Loss Allowance to Loans Held for Investment	1.37%
Loan Loss Allowance to NPLs, net of gov't guarantees	617%
Net of Gov't Guarantees	
NPLs net of gov't guarantees	734
NPAs net of gov't guarantees	1,455
NPLs net of gov't guarantees / Loans	0.20%
NPAs net of gov't guarantees / Assets	0.33%

CMBC NASDAQ LISTED

NCOs to Avg. Loans



1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1999
2000
2001
2002
6mos. 2003

CMBC
NASDAQ
LISTED

ROAA



1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.02%
0.43%
0.34%
0.77%
1.07%
1.27%
1999
2000
2001
2002
1Q03
2Q03

CMBC NASDAQ LISTED

ROAE


30%
25%
20%
15%
10%
5%
0%
15.32%
8.62%
7.79%
16.00%
21.06%
24.05%
1999
2000
2001
2002
1Q03
2Q03

CMBC NASDAQ LISTED

Net Interest Margin by Quarter



5.0%
4.5%
4.0%
3.5%
3.0%
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03

CMBC NASDAQ LISTED

Efficiency Ratio


85%
80%
75%
70%
65%
60%
55%
50%
77.9%
81.3%
78.6%
68.5%
64.3%
62.3%
1999
2000
2001
2002
1Q03
2Q03

CMBC NASDAQ LISTED